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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934


             Date of Report (Date of earliest reported): May 9, 2006


                             THOMAS EQUIPMENT, INC.
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               (Exact name of registrant as specified in charter)


         Delaware                     333-44586                   58-3565680
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(State or other jurisdiction         (Commission                 (IRS  Employer
      of incorporation)             File Number)             Identification No.)


    1818 North Farwell Avenue, Milwaukee, WI                      53202
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    (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (312) 224-8812

                                   Copies to:
                             Gregory Sichenzia, Esq.
                              Thomas A. Rose, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS

      On May 9, 2006, James E. Patty was appointed as Chief Operating Officer of Thomas Equipment, Inc. (the "Company"). Mr. Patty has served as a member of the Company's Board of Directors since November 2004. Mr. Patty is also the CEO and Founder of Global Business Solutions Inc., an International investment, management and outsourcing firm based in Campbell, California. From May 1999 to June 2001, Mr. Patty was President and Chief Executive Officer of VPNet Technologies (Milpitas, CA). From March 1998 to May 1999, Mr. Patty was Vice President of GET Manufacturing, an electronic manufacturing services company headquartered in China. From March 1996 to February, 1998 Mr. Patty was Chief Operating Officer and Senior Vice President of Alphasource Manufacturing Services, an international EMS company headquartered in Bangkok, Thailand. Mr. Patty has had additional International Executive level management and engineering experience with ATI, Maxtor, Motorola, and Four Phase Systems.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THOMAS EQUIPMENT, INC.


Date:  May 15, 2006                     /s/ CLIFFORD RHEE
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                                            Clifford Rhee,
                                            President


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